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Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3136F5VL2
3136F5WQ0
3136F5WW7
Issuer
FANNIE MAE
FANNIE MAE
FANNIE MAE
Underwriters
DBSI, HSBC, JP Morgan, Morgan Stanley,
Williams Capital
HSBC, Merrill Lynch, Morgan Stanley
HSBC, Merrill Lynch, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 1.75%, 5/23/2005
FNMA 1.8%, 5/27/2005
FNMA 1.81%, 5/27/2005
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC, JP Morgan, Williams Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/21/2004
4/26/2004
4/27/2004
Total dollar amount of offering sold to QIBs
 $                                               2,000,000,000
 $                                               1,000,000,000
 $                                               1,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,000,000,000
 $                                               1,000,000,000
 $                                               1,000,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.01%
0.01%
0.01%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.75%
1.80%
1.81%
Benchmark vs Spread
Strip Flat
Strip Flat
Strip Flat








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Cash Investment Trust
Boston
5,000,000
 $
5,000,000
0.25%
0.00%
0.11%
6/30/2004
SVS I Money Market Portfolio
Boston
500,000
 $                   500,000
0.03%
0.00%
0.15%
6/30/2004
Chicago Funds







Scudder Cash Reserves Fund
Chicago
5,000,000
 $
5,000,000
0.25%
0.00%
0.03%
6/30/2004
Scudder Government Money Fund
Chicago
5,500,000
 $
5,500,000
0.28%
0.00%
0.17%
6/30/2004
Scudder Money Market Fund
Chicago
35,000,000
 $
35,000,000
1.75%
0.00%
0.18%
6/30/2004
Scudder YieldWise Government Money
Fund
Chicago
500,000
 $                   500,000
0.03%
0.00%
0.13%
6/30/2004
Scudder YieldWise Money Fund
Chicago
2,000,000
 $
2,000,000
0.10%
0.00%
0.15%
6/30/2004
SVS II Money Market Portfolio
Chicago
3,500,000
 $
3,500,000
0.18%
0.00%
0.15%
6/30/2004
Total

57,000,000
 $
57,000,000
2.85%


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